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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-16383                 95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               717 Texas Avenue
                  Suite 3100
                Houston, Texas                                      77002
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 15, 2006, Cheniere Energy, Inc. (the "Company") issued a press release announcing that the Federal Energy Regulatory Commission had approved (i) the expansion of the Company's LNG receiving terminal currently under construction in western Cameron Parish, Louisiana on the Sabine Pass Channel and (ii) the Company's proposed Creole Trail liquefied natural gas ("LNG") receiving terminal and associated pipeline being developed at the mouth of the Calcasieu Channel in central Cameron Parish, Louisiana,. The press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number     Description
------     -----------

99.1       Press Release, dated June 15, 2006 (filed herewith)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       CHENIERE ENERGY, INC.


     Date: June 15, 2006                        By:    /s/ Zurab Kobiashvili
                                                       ---------------------
                                                Name:  Zurab Kobiashvili
                                                Title: Senior Vice President and
                                                       General Counsel

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EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1       Press Release, dated June 15, 2006 (filed herewith)